Exhibit 99.52

MBNA MASTER CREDIT CARD TRUST II

SERIES 2001-B

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 3/15/11


Blended Coupon 4.6231%


Excess Protection Level
3 Month Average           N/A
May, 2001   7.45%
April, 2001   5.28%
March, 2001                                                    N/A


Cash Yield19.67%


Investor Charge Offs 5.45%


Base Rate 6.76%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,958,014,468.94